UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2020

                    First Financial Northwest, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-33652	26-0610707
State or other jurisdiction of Incorporation	Commission File Number	(I.R.S. Employer Identification No.)

201 Wells Avenue South, Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code) (425) 255-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
       240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
       240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FFNW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)      On May 15, 2020, First Financial Northwest, Inc. ("Company") amended its Bylaws to provide the flexibility for annual and special meetings of shareholders to be held without a physical assembly of shareholders at a specific geographic location.  A copy of the Company's Amended and Restated Bylaws is attached hereto as Exhibit 3.2.

Item 8.01  Other Information

On May 21, 2020, the Company issued a press release announcing that, due to the ongoing public health impact of the coronavirus (COVID-19) pandemic, and to support the health and well-being of the Company’s shareholders, employees and directors, and the community, the Company’s Board of Directors has approved the change of location of the Company’s annual meeting of shareholders which will now be held by means of remote communication only. The annual meeting of shareholders will still be held on Wednesday, June 10, 2020 at 9:00 a.m. Pacific Time, however, shareholders will only be able to attend online or by telephone and will not be able to attend in person.  A copy of the press release is attached as Exhibit 99.1 to this Current Report.
Further information regarding the changes to the annual meeting and information for shareholders who plan to attend the meeting by remote communication can be found in the proxy supplement and Notice of Change of Location of the Annual Meeting of Shareholders attached as Exhibit 99.2 to this Current Report.

Item 9.01  Financial Statements and Exhibits

(a) Exhibits

The following exhibits are being filed herewith and this list shall constitute the exhibit index:
    3.2          Amended and Restated Bylaws of First Financial Northwest, Inc.
    99.1       First Financial Northwest, Inc’s Press Release dated May 21, 2020
    99.2      Notice of Change of Location of the Annual Meeting of Shareholders to be Held on June 10, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

DATE: May 21, 2020	By: /s/ Richard P. Jacobson
Richard P. Jacobson Executive Vice President and Chief Financial Officer